UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2015

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East

Blairsville, Georgia 30512

(Address of principal executive offices)

Registrant's telephone number, including area code:

(706) 781-2265

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 8, 2015, United Community Banks, Inc. (“United”) held a pre-scheduled Investors Day Conference in Atlanta, Georgia.

A copy of the slideshow presentation presented at the conference (the “Investor Presentation”) is attached hereto as Exhibit 99.1. The Investor Presentation will also be available at United’s website www.ucbi.com.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Investor Presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout the Investor Presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in the Investor Presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in the Investor Presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K and of our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in the Investor Presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in the Investor Presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of the Investor Presentation, except as required by law.

You should read carefully our “Forward-Looking Statements” and the factors described in the “Risk Factors” sections of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q to better understand the risks and uncertainties inherent in our business.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Investor Presentation dated October 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date: October 8, 2015

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Investor Presentation dated October 8, 2015